                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                Date of Report (Date of earliest event reported)
                                  June 1, 2007

           MERRILL LYNCH ALTERNATIVE NOTE ASSET TRUST, SERIES 2007-A2
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              (Exact Name of Depositor as Specified in its Charter)

                      MERRILL LYNCH MORTGAGE LENDING, INC.
               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                 (Exact name of registrant specified in Charter)

   Delaware                      333-140436                       13-3416059
(State or other                  (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)

            250 Vesey Street
   4 World Financial Center 28th Floor
           New York, New York                                             10080
(Address of principal executive offices)                                Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 6.02. Change of Servicer.

     This Current Report on Form 8-K is being filed to disclose (i) a transfer of servicing on June 1, 2007 to Central Mortgage Company ("CMC") of approximately 12.56% of the mortgage loans in the trust fund that are currently serviced by Wilshire Credit Corporation, (ii) a transfer of servicing on June 1, 2007 to Wells Fargo Bank, N.A. ("WFB") of approximately 31.85% of the mortgage loans in the trust fund that are currently serviced by Wilshire Credit Corporation and approximately 1.58% of the mortgage loans in the trust fund that are currently serviced by PHH Mortgage Corporation (collectively, the "Mortgage Loans") and (iii) to disclose the servicing guidelines of CMC and WFB.

     As of June 1, 2007, all of the Mortgage Loans are serviced (i) by WFB pursuant to the Assumption and Recognition Agreement, dated as of June 1, 2007, among Merrill Lynch Mortgage Lending, Inc., as assignor, Merrill Lynch Mortgage Investors, Inc., as assignee, and WFB, as company and (ii) by CMC pursuant to the Servicing Agreement, dated as of June 1, 2007, between Merrill Lynch Mortgage Investors, Inc., as depositor, and Central Mortgage Company, as servicer. The servicing transfer is further described in the Prospectus, dated March 22, 2007, as supplemented by the Prospectus Supplement, dated March 28, 2007.

CENTRAL MORTGAGE COMPANY

     Servicing Experience and Procedures of Central Mortgage Company

     The principal executive offices of Central Mortgage Company ("CMC") are located at 801 John Barrow Road, Little Rock, Arkansas 72205. CMC is an Arkansas corporation, and a wholly owned subsidiary of Arvest Bank, Fayetteville, Arkansas, which is a wholly owned subsidiary of Arvest Bank Group, Inc., a privately held multi-bank holding company.

     CMC was established in 1997 to, among other activities, service mortgage loans. CMC was acquired by Arvest Bank Group, Inc. in January 2000. CMC does not, at this time, originate loans. CMC instead focuses on acquiring servicing volume through the purchase of mortgage servicing rights or subservicing of prime and Alt-A first lien mortgage loans. CMC does not, as a regular part of its business, own the mortgage loans it services.

     CMC is an approved mortgage loan servicer for Fannie Mae, Freddie Mac, Ginnie Mae, U.S. Housing and Urban Development and Veterans Administration and has experience in servicing loans similar to the mortgage loans.

     CMC has been assigned ratings of SQ2- by Moody's Investors Service as a primary servicer of residential prime and Alt-A first lien mortgage loans and a RPS3+ by Fitch Ratings as a primary servicer of residential prime product.

     Multiple Servicers

     Wells Fargo Bank, N.A. serves as the master servicer. The master servicer oversees the actions of all primary servicers and special servicers. Primary servicers have contact with the mortgagors on a day to day basis as needed, but special servicers only perform specific assigned functions related to servicing. CMC serves as a primary servicer.

     Loan Servicing

     CMC has established standard policies for the servicing and collection of mortgages. Standard servicing which also is relevant to the mortgage loans involved herein includes, but is not limited to:

          i.   collecting, aggregating and remitting mortgage loan payments;

          ii.  accounting for principal and interest;

          iii. administration of escrow (impound) funds for payment of taxes and insurance;

          iv.  management of adjustable rate mortgages;

          v.   oversight of delinquent mortgage loans;

          vi.  loss mitigation remedies;

          vii. inspection of the mortgaged properties as needed;

          viii. foreclosure proceedings and, as necessary, the liquidation of mortgaged properties;

          ix.  bankruptcy proceedings; and

          x. generally administering the mortgage loans, for which a service fee is received.

     Billing statements are mailed monthly by CMC. The statement details loan activity and specifies the payment due as well as detailing various payment options available to the mortgagor, if applicable. Notice of changes in the applicable loan rate are provided to the mortgagor in a separate notification.

     Servicing policies and/or procedures with respect to mortgage loans may change over time in accordance with, among other things, changes in the servicing portfolio and applicable laws and regulations, as well as CMC's business judgment.

     Loss Mitigation and Collection Procedures

     A key function of loss mitigation and collections is to have contact with the delinquent mortgagor and carefully evaluate the circumstances of their delinquency before the delinquency becomes more serious. In addition to telephone contacts, written correspondence is sent to the delinquent mortgagor. Most delinquencies cure quickly without the need for further collection activity. Pursuant to servicing procedures, a notice of intent to foreclose is sent on the 62nd day of delinquency. If the delinquency is not cured within 31 days of the notice of intent to foreclose, the loan will be presented to the foreclosure committee for review and, upon approval, the appropriate legal action to foreclose will begin. If the default is cured, the foreclosure action will be dismissed. Loss mitigation remedies, if appropriate and consistent with the related servicing agreement, are pursued throughout the delinquency and are continued during the foreclosure action. Mortgage loans in bankruptcy are monitored carefully and opportunities for loss mitigation sought out in accordance with law.

     Once foreclosure or bankruptcy is begun, a tracking system is utilized to monitor the status of the proceedings. The system includes state specific parameters that monitor time lines that are customary for the state in which the mortgage property is located. As part of the foreclosure process, the present value of the property will be determined and the foreclosure bid, if necessary, is established.

     If the mortgage property is foreclosed and not purchased by a third party at the foreclosure sale, CMC will liquidate the property. Pursuant to its efforts to sell such foreclosed property, CMC will protect and conserve the property in accordance with the appropriate servicing agreement or appropriate REMIC provisions and in a manner that does not result in a tax on "net income from foreclosure property" or cause such REO property to fail to qualify as "foreclosure property" within the meaning of

Section 860G(a)(8) of the IRS Code. Upon final disposition of any REO property, CMC is entitled to reimbursement of related advances.

     Material Terms of Servicing Agreement

     CMC's standard duties are described in the Loan Servicing portion of this statement. A copy of the relevant servicing agreement is maintained by the master servicer. CMC will also maintain a servicing file consisting of all documents necessary to service each mortgage loan; however it does not have physical possession of the original promissory note, original mortgage or deed of trust or other such documents which are maintained by a custodian selected by trustee. CMC is responsible for maintaining a complete set of books and records for the mortgage loans, which is required to be appropriately identified in CMC's computer system to reflect the ownership of the mortgage loan by the trustee. Unless authorized by the trustee, CMC will segregate into separate accounts all collections from the mortgage loans, and maintain custodial accounts as necessary. CMC is required to forward to the custodian on behalf of the trustee all original documents in its possession evidencing an assumption, modification, consolidation or extension of any mortgage loan entered into in accordance with the servicing agreement promptly after their execution.

     Back-Up Servicing

     In the event of an occurrence of a natural disaster or other significant event that would cause CMC to temporarily lose the ability to service the loans, a back-up system has been established and is currently operational for servicing so that no significant interruption would occur. The back-up servicer is Arvest Mortgage Company, Lowell, Arkansas, ("AMC"). AMC is an affiliated company with CMC.

     AMC's servicing system is located approximately 170 miles from CMC's location in Little Rock, Arkansas. AMC presently shares a number of operating systems and processes with CMC, but the data bases are completely separate. AMC and CMC have sufficient safeguards in place to support independent daily servicing activities, provide back-up and prevent data corruption or access by outside parties. Only in the case of a disaster or other significant event would CMC's data be accessible from AMC's location. Personnel are either currently available at AMC to handle CMC's servicing on a temporary basis or current CMC employees could relocate to provide additional support. Facilities for recognition of loan data, telephone, email, and image retention are currently in place. CMC's customers would not be aware of any interruption in normal servicing.

     Foreclosure, Delinquency and Loss Experience

     The following table summarizes the delinquency, foreclosure and loss experience for all the mortgage loans serviced by CMC. The data presented in the following table is for illustrative purposes only, and there is no assurance that the delinquency, foreclosure, or loss experience of the mortgage loans included in the trust will be similar to that set forth below.

     The actual loss and delinquency experience will depend, among other things, upon factors beyond the contract of Central Mortgage, such as national and local economic conditions, real estate markets in servicing area, the real estate value securing the mortgage loans, and the financial strength of the mortgagors.

                            CENTRAL MORTGAGE COMPANY
                Overall Mortgage Portfolio Delinquency Experience

                            CENTRAL MORTGAGE COMPANY
               Overall Mortgage Portfolio Delinquency Experience


                                                                     AT DECEMBER 31,
                         ---------------------------------------------------------------------------------------------------
                                                2003                                           2004
                         -------------------------------------------------   -----------------------------------------------
                                     PERCENT                       PERCENT             PERCENT                       PERCENT
                           NUMBER      OF                            BY      NUMBER      OF                            BY
                             OF     SERVICING          LOAN         LOAN       OF     SERVICING          LOAN         LOAN
                            LOANS   PORTFOLIO        AMOUNTS       AMOUNTS    LOANS   PORTFOLIO        AMOUNTS       AMOUNTS
                            -----   ---------        -------       -------    -----   ---------        --------      -------
TOTAL PORTFOLIO            41,706      100%       $5,314,969,650     100%    85,727      100%      $13,272,305,829     100%

PERIOD OF DELINQUENCY
   30-59 DAYS               1,008     2.42%       $  102,782,884    1.93%     1,753     2.04%      $   225,874,590    1.70%
   60-89 DAYS                 238     0.57%       $   21,856,399    0.41%       379     0.44%      $    41,658,824    0.31%
   90-120 DAYS                 89     0.21%       $    8,102,848    0.15%       111     0.13%      $    12,093,004    0.09%
   OVER 120 DAYS               29     0.07%       $    1,976,636    0.04%        71     0.08%      $     6,284,723    0.05%
SUB TOTAL                   1,364     3.27%       $  134,718,767    2.53%     2,314     2.70%      $   285,911,141    2.15%

DELINQUENCY STATUS
   BANKRUPTCY                 118     0.28%       $    8,744,389    0.16%       131     0.15%      $    11,539,729    0.09%
   FORECLOSURE                164     0.39%       $   13,340,000    0.25%       214     0.25%      $    20,197,404    0.15%
   REAL ESTATE OWNED            0     0.00%       $            -    0.00%         0     0.00%      $             -    0.00%
SUB TOTAL                     282     0.68%       $   22,084,389    0.42%       345     0.40%      $    31,737,133    0.24%


TOTAL DELINQUENT LOANS      1,646     3.95%       $  156,803,156    2.95%     2,659     3.10%      $   317,648,274    2.39%


                                           AT DECEMBER 31,
                         ---------------------------------------------
                                                2005                                          2006
                         ---------------------------------------------  -----------------------------------------------
                                     PERCENT                   PERCENT             PERCENT                       PERCENT
                           NUMBER      OF                        BY     NUMBER       OF                            BY
                             OF     SERVICING       LOAN        LOAN      OF      SERVICING          LOAN         LOAN
                            LOANS   PORTFOLIO     AMOUNTS      AMOUNTS   LOANS    PORTFOLIO        AMOUNTS       AMOUNTS
                            -----   ---------     -------      -------   -----    ---------        --------      -------
TOTAL PORTFOLIO            99,591      100%   $18,599,213,273    100%   111,742   100%        $21,423,482,134      100%

PERIOD OF DELINQUENCY
   30-59 DAYS               2,191     2.20%   $   425,891,951   2.29%     2,490   2.23%          $493,634,877     2.30%
   60-89 DAYS                 424     0.43%   $    57,997,436   0.31%       569   0.51%          $119,982,057     0.56%
   90-120 DAYS                144     0.14%   $    20,514,729   0.11%       222   0.20%           $57,670,834     0.27%
   OVER 120 DAYS              115     0.12%   $    13,519,839   0.07%       131   0.11%           $27,495,655     0.13%
SUB TOTAL                   2,874     2.89%   $   517,923,955   2.78%     3,412   3.05%          $698,783,423     3.26%

DELINQUENCY STATUS
   BANKRUPTCY                 246     0.25%   $    24,761,164   0.13%       314   0.28%           $37,971,489     0.18%
   FORECLOSURE                253     0.25%   $    28,763,225   0.15%       457   0.41%          $100,464,103     0.47%
   REAL ESTATE OWNED            0     0.00%   $             -   0.00%        41   0.04%            $9,281,555     0.04%
SUB TOTAL                     499     0.50%   $    53,524,389   0.29%       812   0.73%          $147,717,147     0.69%


TOTAL DELINQUENT LOANS      3,373     3.39%   $   571,448,344   3.07%     4,224   3.78%          $846,500,570     3.95%




                                                2007 Q1
                         ---------------------------------------------
                                     PERCENT                   PERCENT
                           NUMBER      OF                        BY
                             OF     SERVICING       LOAN        LOAN
                            LOANS   PORTFOLIO     AMOUNTS      AMOUNTS
                            -----   ---------     -------      -------
TOTAL PORTFOLIO             111,656     100%  21,424,911,768     100%

PERIOD OF DELINQUENCY
   30-59 DAYS                 1,713    1.54%     351,390,920    1.64%
   60-89 DAYS                   471    0.42%     105,200,388    0.49%
   90-120 DAYS                  195    0.17%      49,456,883    0.23%
   OVER 120 DAYS                143    0.13%      32,927,441    0.16%
SUB TOTAL                     2,522    2.26%     538,975,632    2.52%

DELINQUENCY STATUS
   BANKRUPTCY                   344    0.31%      47,720,483    0.22%
   FORECLOSURE                  654    0.58%     165,489,562    0.77%
   REAL ESTATE OWNED             32    0.03%       8,359,336    0.04%
SUB TOTAL                     1,030    0.92%     221,569,381    1.03%


TOTAL DELINQUENT LOANS        3,552    3.18%     760,545,014    3.55%

WELLS FARGO BANK

     Servicing Experience

     Wells Fargo Bank, N.A. ("WELLS FARGO BANK") is an indirect, wholly-owned subsidiary of Wells Fargo & Company. Wells Fargo Bank is a national banking association and is engaged in a wide range of activities typical of a national bank. Wells Fargo Bank, including its predecessors, has many years of experience in servicing residential mortgage loans, commercial mortgage loans, auto loans, home equity loans, credit card receivables and student loans. Wells Fargo Bank, including its predecessors, has been servicing residential mortgage loans since 1974. These servicing activities, which include collections, loss mitigation, default reporting, bankruptcy, foreclosure and REO Property management, are handled at various Wells Fargo Bank locations including Frederick, Maryland, Fort Mill, South Carolina and other mortgage loan servicing centers. As of the date hereof, Wells Fargo Bank has not failed to make any required advance with respect to any issuance of residential mortgage backed securities.

     Wells Fargo Bank's servicing portfolio of residential mortgage loans (which includes First Lien Non-Conforming, Non-Subprime Loans; First Lien Subprime Loans; and Second Lien Loans as well as other types of residential mortgage loans serviced by Wells Fargo Bank) has grown from approximately $450 billion as of the end of 2000 to approximately $1.37 trillion as of the end of 2006. The table below sets forth for each of the dates indicated the number and aggregate unpaid principal balance of mortgage loans serviced by Wells Fargo Bank (other than any mortgage loans serviced for Fannie Mae or Freddie Mac and certain mortgage loans serviced for the Federal Home Loan Banks; mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs; or mortgage loans with respect to which Wells Fargo Bank has acquired the servicing rights, acts as subservicer, or acts as special servicer) for First Lien Non-Conforming, Non-Subprime Loans; First Lien Subprime Loans; and Second Lien Loans:

                                      AS OF                      AS OF                      AS OF
                                DECEMBER 31, 2004          DECEMBER 31, 2005          DECEMBER 31, 2006
                            -------------------------  -------------------------  -------------------------
                                         AGGREGATE                  AGGREGATE                  AGGREGATE
                                          UNPAID                     UNPAID                     UNPAID
                                         PRINCIPAL                  PRINCIPAL                  PRINCIPAL
                             NO. OF     BALANCE OF      NO. OF     BALANCE OF      NO. OF     BALANCE OF
ASSET TYPE                   LOANS         LOANS        LOANS         LOANS        LOANS         LOANS
----------                  -------  ----------------  -------  ----------------  -------  ----------------
FIRST LIEN NON-CONFORMING,
   NON-SUBPRIME LOANS       498,174  $166,028,382,042  634,103  $229,014,862,911  646,723  $258,646,782,192
FIRST LIEN SUBPRIME LOANS   134,893  $ 19,592,490,281  173,411    26,214,367,714  190,395  $ 29,252,542,517
SECOND LIEN SUBPRIME LOANS        *                 *    9,116  $    353,218,934   18,483  $    711,917,795
ALT-A MINUS LOANS                **                **       **                **   62,351  $ 11,088,435,185

----------
* Wells Fargo Bank does not have a material servicing portfolio of Second Lien Loans for the periods indicated.

** Prior to 2006, Wells Fargo Bank included Alt-A Minus Loans in its servicing portfolio of non-subprime mortgage loans.

     Servicing Procedures

     Shortly after the funding of a loan, various types of loan information are loaded into Wells Fargo Bank's automated loan servicing system. Wells Fargo Bank then makes reasonable efforts to collect all payments called for under the Mortgage Loan documents and will, consistent with the applicable servicing agreement and any pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, follow such collection procedures as are customary with respect to loans that are comparable to the Mortgage Loans. Wells Fargo Bank may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Mortgage Loan and (ii) to the extent not inconsistent with the coverage of such Mortgage Loan by a pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, if applicable, waive, vary or modify any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any matter grant indulgence to any borrower, subject to the limitations set forth in the applicable servicing agreement.

     Wells Fargo Bank's collections policy is designed to identify payment problems sufficiently early to permit Wells Fargo Bank to address such delinquency problems and, when necessary, to act to preserve equity in a pre-foreclosure Mortgaged Property. Borrowers are billed on a monthly basis in advance of the due date. If a borrower attempts to use Wells Fargo Bank's Voice Response Unit ("VRU") to obtain loan information on or after a date on which a late charge is due, the VRU automatically transfers the call to the collection area. Collection procedures commence upon identification of a past due account by Wells Fargo Bank's automated servicing system. If timely payment is not received, Wells Fargo Bank's automated loan servicing system automatically places the Mortgage Loan in the assigned collection queue and collection procedures are generally initiated on the 16th day of delinquency, or in the case of subprime loans, on the 5th day of delinquency. The account remains in the queue unless and until a payment is received, at which point Wells Fargo Bank's automated loan servicing system automatically removes the Mortgage Loan from that collection queue.

     When a Mortgage Loan appears in a collection queue, a collector will telephone to remind the borrower that a payment is due. Follow-up telephone contacts with the borrower are attempted until the account is current or other payment arrangements have been made. When contact is made with a delinquent borrower, collectors present such borrower with alternative payment methods, such as Western Union, Phone Pay and Quick Collect, in order to expedite payments. Standard form letters are utilized when attempts to reach the borrower by telephone fail and/or in some circumstances, to supplement the phone contacts. Company collectors have computer access to telephone numbers, payment histories, loan information and all past collection notes. Wells Fargo Bank supplements the collectors' efforts with advanced technology such as predictive dialers and statistical behavioral software used to determine the optimal times to call a particular customer. Additionally, collectors may attempt to mitigate losses through the use of behavioral or other models that are designed to assist in identifying workout options in the early stages of delinquency. For those loans in which collection efforts have been exhausted without success, Wells Fargo Bank determines whether foreclosure proceedings are appropriate. The course of action elected with respect to a delinquent Mortgage Loan generally will be guided by a number of factors, including the related borrower's payment history, ability and willingness to pay, the condition and occupancy of the Mortgaged Property, the amount of borrower equity in the Mortgaged Property and whether there are any junior liens.

     Regulations and practices regarding the liquidation of properties (e.g., foreclosure) and the rights of a borrower in default vary greatly from state to state. As such, all foreclosures are assigned to outside counsel, licensed to practice in the same state as the Mortgaged Property. Bankruptcies filed by borrowers are similarly assigned to appropriate local counsel. Communication with foreclosure and bankruptcy attorneys is maintained through the use of a software program, thus reducing the need for phone calls and faxes and simultaneously creating a permanent record of communication. Attorney timeline performance is managed using quarterly report cards. The status of foreclosures and bankruptcies is monitored by Wells Fargo Bank through its use of such software system. Bankruptcy filing and release information is received electronically from a third-party notification vendor.

     Prior to a foreclosure sale, Wells Fargo Bank performs a market value analysis. This analysis includes: (i) a current valuation of the Mortgaged Property obtained through a drive-by appraisal or broker's price opinion conducted by an independent appraiser and/or a broker from a network of real estate brokers, complete with a description of the condition of the Mortgaged Property, as well as other information such as recent price lists of comparable properties, recent closed comparables, estimated marketing time and required or suggested repairs, and an estimate of the sales price; (ii) an evaluation of the amount owed, if any, for real estate taxes; and (iii) estimated carrying costs, brokers' fees, repair costs and other related costs associated with real estate owned properties. Wells Fargo Bank bases the amount it will bid at foreclosure sales on this analysis. In the case of second lien loans, Wells Fargo Bank performs a net present value analysis to determine whether to refer the second lien loan to foreclosure or to charge it off.

     If Wells Fargo Bank acquires title to a property at a foreclosure sale or otherwise, it obtains an estimate of the sale price of the property and then hires one or more real estate brokers to begin marketing the property. If the Mortgaged Property is not vacant when acquired, local eviction attorneys are hired to commence eviction proceedings and/or negotiations are held with occupants in an attempt to get them to vacate without incurring the additional time and cost of eviction. Repairs are performed if it is determined that they will increase the net liquidation proceeds, taking into consideration the cost of repairs, the carrying costs during the repair period and the marketability of the property both before and after the repairs.

     Wells Fargo Bank's loan servicing software also tracks and maintains tax and homeowners' insurance information and tax and insurance escrow information. Expiration reports are generated periodically listing all policies scheduled to expire. When policies lapse, a letter is automatically generated and issued advising the borrower of such lapse and notifying the borrower that Wells Fargo Bank will obtain lender-placed insurance at the borrower's expense.

     Wells Fargo Bank, in its capacity as servicer, has delivered its 2006 assessment of compliance under Item 1122 of Regulation AB. In its assessment, Wells Fargo Bank reported that it had complied, in all material respects, with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB as of and for the year ended December 31, 2006 with respect to the primary servicing of residential mortgage loans by its Wells Fargo Home Mortgage Division, except for the following:

     (i) For certain loans originated by third parties and sub-serviced by Wells Fargo Bank or for which servicing rights were acquired on a bulk-acquisition basis, Wells Fargo Bank determined it provided incomplete data to some third parties who use such data to calculate delinquency ratios and determine the status of loans with respect to bankruptcy, foreclosure or real estate owned. The incomplete reporting only affected securitizations that included delinquent loans. Instead of the actual due date being provided for use in calculating delinquencies, the date of the first payment due to the security was provided. Wells Fargo Bank subsequently included additional data in the monthly remittance reports, providing the actual borrower due date and unpaid principal balance, together with instructions to use these new fields if such monthly remittance reports are used to calculate delinquency ratios.

     (ii) Wells Fargo Bank determined that, as required by certain servicing agreements, it did not provide mortgage loan purchasers with prior notifications of intent to foreclose. While mortgage loan purchasers received monthly delinquency status reports that listed loans in foreclosure, such reports were received after such loans had been referred to an attorney. A new process is being implemented to send such notifications if contractually required, unless an mortgage loan purchaser opts out in writing.

ITEM 9.01. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          99.1 Servicing Agreement, dated as of June 1, 2007, between Merrill Lynch Mortgage Investors, Inc., as depositor, and Central Mortgage Company, as servicer.

          99.2 Assignment, Assumption and Recognition Agreement, dated as of June 1, 2007, among Merrill Lynch Mortgage Lending, Inc., as assignor, Merrill Lynch Mortgage Investors, Inc., as assignee, and WFB, as company.

          99.3 Seller's Warranties and Servicing Agreement, dated as of November 1, 2006, between Merrill Lynch Bank, USA, as purchaser, and Wells Fargo Bank, N.A., as company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Tom Saywell
                                            ------------------------------------
                                        Name: Tom Saywell
                                        Title: Authorized Signatory

Date: June 6, 2007

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                                INDEX TO EXHIBITS

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Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----
99.1          Servicing Agreement, dated as of June 1, 2007, between
              Merrill Lynch Mortgage Investors, Inc., as depositor, and
              Central Mortgage Company, as servicer.

99.2 Assignment, Assumption and Recognition Agreement, dated as of June 1, 2007, among Merrill Lynch Mortgage Lending, Inc., as assignor, Merrill Lynch Mortgage Investors, Inc., as assignee, and WFB, as company.

99.3 Seller's Warranties and Servicing Agreement, dated as of November 1, 2006, between Merrill Lynch Bank, USA, as purchaser, and Wells Fargo Bank, N.A., as company.
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